                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                -----------------

                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 29, 1999
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)

                               CASCADE CORPORATION
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

      OREGON                         1-12557                      93-0136592
----------------------        ----------------------         ------------------
(State or other               (Commission File No.)              (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


                            2201 N.E. 201st Ave.
                        Fairview, Oregon 97024-9711
        ----------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                              (503) 669-6300
             -------------------------------------------------------
              (Registrant's telephone number, including area code)

Cascade Corporation:       Form 8-K/A

Item 7.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION. The unaudited pro forma financial information is filed as part of this Current Report to reflect the registrant's disposition of its Industrial Tire Division and the wheel and baseband manufacturing operations of its Kenhar Division.

     (c)  EXHIBITS.

     2.1 Asset Purchase Agreement dated April 6, 1999, among Cascade Corporation, Cascade (Canada) Ltd., Cascade (Ontario) Inc., ITL Industrial Tires, Inc., and Maine Rubber Company. The following schedules are omitted (unless otherwise indicated) and will be provided to the Commission upon request:

     SCHEDULE              DESCRIPTION
     --------              -----------
     Exhibit A             Assumed Liabilities of Industrial Tires Business
     Exhibit B             Assumed Liabilities of Baseband and Wheel Business
     Exhibit C             Form of Note
     Exhibit D             List of Computer Equipment
     Exhibit E             Territory
     Exhibit F             Transition Services

     Schedule 2.1          Certain Industrial Tires Assets
     Schedule 2.3          Certain Baseband and Wheel Business Assets
     Schedule 4.1          Corporation; Organization
     Schedule 4.2          Authority
     Schedule 5.1          Financial Statements
     Schedule 5.3          Inventory
     Schedule 5.4          Absence of Certain Changes or Events
     Schedule 5.5          Debt for Borrowed Money
     Schedule 5.8          Industrial Tires Real Estate; Industrial Tires
                            Leased Real Estate
     Schedule 5.9          Personal Property and Assumed Industrial Tires Leases
     Schedule 5.10         Assumed Industrial Tires Contracts
     Schedule 5.11         Status of Assumed Industrial Tires Leases and
                            Assumed Industrial Tires Contracts
     Schedule 5.12         Compliance with Laws
     Schedule 5.13         Environmental Laws and Regulations
     Schedule 5.14         No Violation, Litigation or Regulatory Action
     Schedule 5.15         Industrial Tires Proprietary Rights
     Schedule 5.16         Intercompany/Affiliate Transactions
     Schedule 5.17         Permits
     Schedule 5.18         Employment
     Schedule 5.19         Insurance
     Schedule 5.21         Customers
     Schedule 5.22         Year 2000 Compliant
     Schedule 5.23         Warranties
     Schedule 6.1          Financial Statements
     Schedule 6.3          Inventory
     Schedule 6.4          Absence of Certain Changes or Events
     Schedule 6.5          Debt for Borrowed Money
     Schedule 6.8          CCL Leased Real Estate
     Schedule 6.9          Personal Property and Assumed CCL Leases
     Schedule 6.10         Assumed CCL Contracts
     Schedule 6.11         Status of Assumed CCL Leases and Assumed CCL
                            Contracts
     Schedule 6.12         Compliance with Laws
     Schedule 6.13         Environmental Laws and Regulations
     Schedule 6.14         No Violation, Litigation or Regulatory Action
     Schedule 6.15         CCL Proprietary Rights
     Schedule 6.16         Intercompany/Affiliate Transactions
     Schedule 6.17         Permits
     Schedule 6.18         Employment
     Schedule 6.19         Insurance
     Schedule 6.21         Customers
     Schedule 6.22         Year 2000 Compliant
     Schedule 6.23         Warranties

      2.2 First Amendment to Asset Purchase Agreement dated April 29, 1999, among Cascade Corporation, Cascade (Canada) Ltd., Cascade (Ontario) Inc., ITL Industrial Tires, Inc., and Maine Rubber Company. The following schedules are omitted (unless otherwise indicated) and will be provided to the Commission upon request:


     SCHEDULE              DESCRIPTION
     --------              -----------

     Exhibit A             Amended Junior Subordinated Note (attached at 10.1
                            below)
     Exhibit B             Assumption of Employment Agreement
     Exhibit C             Outstanding Closing Conditions

     10.1 Junior Subordinated Note dated April 29, 1999 made by Maine Industrial
          Tires Limited in favor of ITL Industrial Tires, Inc.

     99.1 Press Release, dated April 4, 1999.

     99.2 Press Release, dated April 29, 1999.

                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CASCADE CORPORATION

                                       /s/ KURT G. WOLLENBERG
                                       ------------------------------------
                                           VICE PRESIDENT--FINANCE AND
                                           CHIEF FINANCIAL OFFICER


Dated: May 14, 1999